UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2011

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-16097	74-1790172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas		77072
(Address of principal executive offices)		(Zip Code)

281-776-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 19, 2011, The Men’s Wearhouse, Inc., a Texas corporation (the “Company”), entered into Amendment #1 to The Men’s Wearhouse, Inc. 401(k) Savings Plan (the “Amendment”) which, effective as of the date thereof, amends the definition of vesting computation period and related sections to reflect a vesting period based on a plan year. A copy of the Amendment is filed herewith as Exhibit 10.1 and is hereby incorporated herein by reference.

In the final version of the amendment and restatement of the Company’s 401(k) Savings Plan adopted effective as of July 1, 2011, the definition of vesting computation period and related sections were inadvertently changed in error from a period based on the plan year to one based on employment year. Therefore, the Company has also filed a voluntary correction program submission with the Internal Revenue Service seeking to cause the changes set forth in the Amendment to be treated as effective as of July 1, 2011.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is included in this Form 8-K:

Exhibit Number	Description

10.1	Amendment #1 to The Men’s Wearhouse, Inc. 401(k) Savings Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC. (Registrant)

Date: December 22, 2011	By:	/s/ Diana M. Wilson
Diana M. Wilson
Senior Vice President—Chief Accounting Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment #1 to The Men’s Wearhouse, Inc. 401(k) Savings Plan.